UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

September 21, 2011
Date of Report (Date of earliest event reported)

INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
California	95-3276269
(State or other jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
Commission File Number:  0-10294

2310 Cousteau Court Vista, California (Address of Principal Executive Offices)	92081-8346 (Zip Code)
(760) 598-1655
(Issuer’s Telephone Number)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Effective September 30, 2011, Ms. T. Linh Nguyen resigned from the positions of Chief Financial Officer and Corporate Secretary of International Lottery & Totalizator Systems, Inc. (the "Company") to pursue a new opportunity.

While the Company begins a search for a new Chief Financial Officer and Corporate Secretary, Mr. Jeffrey M. Johnson, President of the Company, has been appointed as Acting Chief Financial Officer and Acting Corporate Secretary of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2011 By:	International Lottery & Totalizator Systems, Inc. /s/ Jeffrey M. Johnson Jeffrey M. Johnson President Acting Chief Financial Officer and Acting Corporate Secretary